Exhibit 1.1

                        WORLD OMNI AUTO RECEIVABLES LLC,

                           WORLD OMNI FINANCIAL CORP.

                                       AND

                                  [UNDERWRITER]

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS

                                       FOR

                       WORLD OMNI AUTO RECEIVABLES TRUSTS

                     AUTOMOBILE RECEIVABLE BACKED SECURITIES

[______], 200_


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                        WORLD OMNI AUTO RECEIVABLES LLC,
                           WORLD OMNI FINANCIAL CORP.
                              120 N.W. 12th Avenue
                         Deerfield Beach, Florida 33442

[Underwriter], as
   representative of the several
   Underwriters named in the
   respective Underwriting
   Agreements hereinafter described

                                                               [________], 200_

Dear Sirs:

                  From time to time, World Omni Auto Receivables LLC ("WOAR") and World Omni Financial Corp. ("World Omni") may enter into one or more underwriting agreements that provide for the sale of Securities (as defined herein) to you and to such other underwriters as may be named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (each, an "Underwriting Agreement"). Any such Underwriting Agreement shall be in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Indenture referred to below.

                                       I.

                  WOAR proposes to sell to the several underwriters named in the Underwriting Agreement $[_______] principal amount of its Class [__] [__]% Auto Receivables Backed Securities (the "Securities") representing debt in a trust secured by the trust assets, consisting primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light trucks and retail purchasers (the "Financed Vehicles"). The Securities will be issued by World Omni Auto Receivables Trust Series 200_-[ ] (the "Trust") pursuant to an indenture dated as of [_____], 200_ (the "Indenture") between the Trust, as issuer and the bank or trust company or other financial institution identified, as trustee (the "Trustee"). The Receivables will be sold to WOAR by World Omni pursuant to a Receivables Purchase Agreement (the "Purchase Agreement") between World Omni, as Seller and WOAR as Purchaser. The Trust will acquire the Receivables from WOAR pursuant to a Sale and Servicing Agreement, dated as of [________], 200_ (the "Sale and Servicing Agreement") between WOAR, as seller, World Omni, as servicer and the Trust, as issuer. The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered Securities." This Agreement, the Underwriting Agreement, the Indenture and the Sale and Servicing Agreement

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are hereinafter referred to as the "Transaction Documents." The Securities will represent undivided interests in a trust fund consisting of a pool of the Receivables, all monies due thereunder after a specified date, security interests in the Financed Vehicles, and other instruments, funds, and accounts as may be specified in the Indenture (collectively, the "Trust Fund"). The Securities with respect to each Underwriting Agreement and the related Indenture shall be issued with the title and in the amount set forth in such Underwriting Agreement.

                  Particular sales of Securities may be made from time to time to you, or to the Underwriters named in the Underwriting Agreement, for whom you, or you together with such other firm or firms specified in the Underwriting Agreement, will act as representatives (the "Representatives"). The terms "Representatives" and "Underwriters" shall mean you in such instances where you act as sole Underwriter. The standard provisions set forth herein shall not be construed as an obligation of WOAR to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of WOAR to sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Underwriting Agreement with respect to the Securities specified therein. Each Underwriting Agreement shall specify the aggregate original principal amount of such Securities or, if applicable, an indication that the offering will be an at-the-market offering, the purchase by the Underwriters of such Securities, the names of the Representatives of such Underwriters (if applicable), and the aggregate original principal amount of such Securities to be purchased by each Underwriter and shall set forth the date, time, and delivery of such Securities and the manner of payment therefor. The Underwriting Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Securities. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications. The obligation of the Underwriters under an Underwriting Agreement shall be several and not joint.

                                       II.

                  Representations and Warranties. (1) WOAR represents and warrants to, and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

                           (a) A registration statement on Form S-3, including a prospectus, relating to the Securities has been filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), which registration statement has become effective and copies of which have been heretofore delivered to you. WOAR is eligible to use Form S-3 in connection with the offer and sale of the Securities. WOAR, as registrant, will file with the Commission either, prior to effectiveness of such registration statement, an amendment thereto (including the form of final prospectus and prospectus supplement) or, after effectiveness of such registration statement, a final prospectus and/or prospectus supplement in accordance with Rules 430A and 424(b)(1) or (4). As filed, such amendment and form of final prospectus and prospectus supplement, or such final prospectus and/or prospectus supplement, shall include all Rule 430A Information (as defined below) and, except to

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         the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time (as defined below) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus (as defined below)) as WOAR has advised the Underwriters, prior to the Execution Time, will be included or made therein.

                           As used herein, the term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that the Underwriting Agreement is executed and delivered by the parties thereto. "Preliminary Prospectus" shall mean any preliminary prospectus and prospectus supplement which has been filed pursuant to Rule 402(a), Rule 472(a) or Rule 424. "Prospectus" shall mean the prospectus and prospectus supplement relating to the Offered Securities that is filed pursuant to Rule 424(b) in respect of the Offered Securities including any documents incorporated by reference therein, or if no filing pursuant to Rule 424(b) is required, shall mean the prospectus and the prospectus supplement included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph, as it may be amended, including incorporated documents, exhibits and financial statements, in the form in which it was at the latest Effective Time prior to the Closing Date (as hereinafter defined), inclusive of such incorporated documents, exhibits, financial statements and any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 430A Information" means information with respect to the Offered Securities and the offering thereof permitted to be omitted from the Registration Statement, at the Effective Date, pursuant to Rule 430A.

                           (b) On the Effective Date, at the Execution Time, and, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Registration Statement did or will and the Prospectus will, comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; on each such date the Prospectus did not and will not, include any untrue statement of a material fact and did not and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and at each such time the Registration Statement did not and will not include any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the foregoing representations and warranties in this Article II(1)(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished to WOAR by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. For purposes of this Agreement, each party acknowledges that the amounts of the selling concession and reallowance set forth in the Prospectus Supplement constitute the only information relating to any Underwriter furnished to WOAR by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus.

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                           (c) The computer tape of the Receivables underlying
         the Offered Securities made available to the Representatives by WOAR was complete and accurate as of the date that it was delivered to the Representatives and accurately reflects both the information appearing on the "Schedule of Receivables" that will be an exhibit to the Indenture and the description of the Receivables in the related Prospectus Supplement.

                           (d) WOAR has been duly organized and is validly existing as a limited liability company under the laws of the State of Delaware and has all power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under each Transaction Document to which it is a party.

                           (e) WOAR is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                           (f) This Agreement has been duly authorized, executed, and delivered by WOAR and the other Transaction Documents to which it is a party, when delivered by WOAR, will each have been duly authorized, executed, and delivered by WOAR, and each such Transaction Document will constitute a legal, valid, and binding agreement of WOAR, enforceable against WOAR in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                           (g) The Offered Securities and Transaction Documents will conform in all material respects to the description thereof contained in the Prospectus and, assuming that the Offered Securities have been duly and validly authorized, executed, and issued by the Trustee in accordance with the Indenture, will, when duly and validly authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Underwriting Agreement, be entitled to the benefits of the Indenture.

                           (h) As of the Closing Date, each of the Receivables will meet the criteria for selection described in the Prospectus, and on such Closing Date the representations and warranties of WOAR with respect to the Receivables contained in the Sale and Servicing Agreement will be true and correct.

                           (i) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions contemplated by, nor the fulfillment of the terms of, any Transaction Document to which it is a party, (A) will constitute a breach of any term or provision of the limited liability company agreement of WOAR, or (B) conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any

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         indenture or other agreement or instrument to which WOAR is a party or by which it is bound, or any statute, regulation, or order applicable to WOAR of any governmental body, administrative agency, regulatory body, or court having jurisdiction over WOAR or WOAR's material properties, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of WOAR to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of WOAR. WOAR is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of WOAR to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of WOAR.

                           (j) There are no actions or proceedings against, or investigations of, WOAR pending or, to the knowledge of WOAR, threatened before any court, administrative agency, or other tribunal
         (i) asserting the invalidity of any Transaction Document or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by any Transaction Document, (iii) that might materially and adversely affect the performance by WOAR of its obligations under, or the validity or enforceability of, any Transaction Document or the Offered Securities, (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus, or
         (v) that if determined adversely as to WOAR would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of WOAR.

                           (k) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the material properties or assets of WOAR, taken as a whole, since the more recent of (1) the end of the most recent fiscal quarter for which quarterly financial statements or audited annual financial statements, as applicable, were delivered to Representatives prior to the date of the related Underwriting Agreement or (2) the formation of WOAR.

                           (l) Any taxes, fees, and other governmental charges in connection with the execution and delivery of any Transaction Document and the execution, delivery, and sale of the Offered Securities have been or will be paid at or before the Closing Date.

                           (m) WOAR is not an "investment company" or under the "control" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

                  (2) World Omni represents and warrants to, and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

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                           (a) The computer tape of the Receivables underlying
         the Offered Securities made available to the Representatives by World Omni was complete and accurate as of the date that it was delivered to the Representatives and accurately reflects both the information appearing on the "Schedule of Receivables" that will be an exhibit to the Indenture and the description of the Receivables in the related Prospectus Supplement.

                           (b) World Omni has been duly incorporated as a corporation and is validly existing under the laws of the State of Florida, and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under the Transaction Documents.

                           (c) This Agreement has been duly authorized, executed, and delivered by World Omni and the other Transaction Documents to which it is a party, when delivered by World Omni, will each have been duly authorized, executed, and delivered by World Omni, and each such Transaction Document will constitute a legal, valid, and binding agreement of World Omni, enforceable against World Omni in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                           (d) The Offered Securities and Transaction Documents will conform in all material respects to the description thereof contained in the Prospectus and, assuming that the Offered Securities have been duly and validly authorized, executed, and issued by the Trustee in accordance with the Indenture, will, when duly and validly authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Underwriting Agreement, be entitled to the benefits of the Indenture.

                           (e) As of the Closing Date, each of the Receivables will meet the criteria for selection described in the Prospectus, and on such Closing Date the representations and warranties of World Omni with respect to the Receivables contained in the Purchase Agreement will be true and correct.

                           (f) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions contemplated by, nor the fulfillment of the terms of, any Transaction Document to which it is a party, (A) will constitute a breach of any term or provision of the certificate of incorporation or by-laws of World Omni, or (B) conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any indenture or other agreement or instrument to which World Omni is a party or by which it is bound, or any statute, regulation, or order applicable to World Omni of any governmental body, administrative agency, regulatory body, or court having jurisdiction over World Omni or World Omni's material properties, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of World Omni to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of

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         World Omni. World Omni is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of World Omni to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of World Omni.

                           (g) There are no actions or proceedings against, or investigations of, World Omni pending or, to the knowledge of World Omni, threatened before any court, administrative agency, or other tribunal (i) asserting the invalidity of any Transaction Document or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by any Transaction Document, (iii) that might materially and adversely affect the performance by World Omni of its obligations under, or the validity or enforceability of, any Transaction Document or the Offered Securities, (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus, or (v) that if determined adversely as to World Omni would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of World Omni.

                           (h) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the material properties or assets of World Omni, taken as a whole, since the end of the most recent fiscal quarter for which either audited annual financial statements or unaudited quarterly financial statements, as applicable, were delivered to the Representatives prior to the date of the related Underwriting Agreement.

                           (i) Any taxes, fees, and other governmental charges in connection with the execution and delivery of any Transaction Document and the execution, delivery, and sale of the Offered Securities have been or will be paid at or before the Closing Date.

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                                      III.

                  Purchase By the Underwriters. The Offered Securities to be purchased by the Underwriters pursuant to the Underwriting Agreement relating thereto in such authorized denominations and registered in such names as the Underwriters may request upon three full Business Days' prior notice to WOAR, shall be delivered by or on behalf of WOAR to the Representatives for the account of such Underwriters, against payment by such Underwriters (or on such Underwriters' behalf) of the purchase price therefor (i) by wire transfer or by certified or official bank check or checks, payable to the order of WOAR in immediately available funds, or (ii) by such other means and in such form as is specified in the Underwriting Agreement, all at the place, time, and date specified in the Underwriting Agreement or at such other place, time, and date as the Underwriters and WOAR may agree upon in writing, such time and date being herein called the "Closing Date" for such Offered Securities.

                  WOAR agrees to have the Offered Securities available for inspection, checking, and packaging by the Representatives in New York, New York (or such other location as may be specified by the Representatives) not later than 10:00 A.M. on the Business Day prior to the Closing Date.

                                       IV.

                  Offering by the Underwriters. WOAR is advised by the Representatives that upon the execution of the Underwriting Agreement and authorization by the Representatives of the release of such Offered Securities, the Underwriters propose to offer such Offered Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. WOAR agrees that the Underwriters are not obligated to make a market in the Offered Securities and any such market-making may be discontinued at any time in the Underwriters' sole discretion.

                                       V.

                  Agreements. WOAR agrees with each of the Underwriters of any Offered Securities that:

                           (a) WOAR will promptly advise each such Underwriter
         (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by WOAR of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. WOAR will not file any amendment to the Registration Statement or supplement to the Prospectus after the date of the Underwriting Agreement and prior to the Closing Date for such Offered Securities unless WOAR has furnished each such Underwriter a copy for its review prior to filing and will not file any such proposed

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         amendment or supplement to which any such Underwriter reasonably objects. Subject to the foregoing sentence, if required under the Act, WOAR will cause the Prospectus, as supplemented or amended, to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in timely filing with the Commission pursuant to said rule. WOAR will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (b) If, at any time when in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, WOAR will promptly prepare and file with the Commission, subject to paragraph (a) of this Article V, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

                           (c) WOAR will furnish to the Underwriters, without charge, executed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Preliminary Prospectus and Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. WOAR will pay the expenses of printing all offering documents relating to the offering of the Offered Securities.

                           (d) WOAR agrees that, so long as the Offered
         Securities shall be outstanding, promptly after the availability thereof, it will deliver or cause to be delivered to the Representatives the annual statement as to compliance delivered to the Trustee pursuant to the Sale and Servicing Agreement, the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the Sale and Servicing Agreement, and the Servicer's Certificate and all monthly reports generated by the Servicer under the Sale and Servicing Agreement.

                           (e) As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, WOAR will cause the Trust to make generally available to securityholders of the Trust an earnings statement of the Trust covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of
         Section 11(a) of the Act and, at the option of WOAR, will satisfy the requirements of Rule 158 under the Act.

                           (f) WOAR will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Securities for sale

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         (including, but not limited to, such action as may be required for the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws) and to determine their eligibility for investment under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Securities. WOAR will furnish such information, execute such instruments and take such action, if any, as the Underwriters may reasonably request in connection with any filing with the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate.

                           (g) Unless otherwise provided in the related
         Underwriting Agreement, WOAR will pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of preparation and printing (or otherwise reproducing) and delivering each Transaction Document, and printing or engraving and distributing the Offered Securities; any transfer taxes relating to the transfer of the Offered Securities to the Underwriters; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws and the determination of their eligibility for investment under state and federal laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; the costs and expenses of the Trustee, including reasonable fees and disbursements of its counsel; the costs and expenses of any credit enhancer, including reasonable fees and disbursements of its counsel; fees and disbursements of the Underwriters' counsel; the costs and expenses of preparing and distributing any memoranda concerning the Offered Securities' eligibility for investment; the costs and expenses in connection with the preparation, printing, and filing of the Registration Statement (including exhibits thereto), the Preliminary Prospectus, and the Prospectus and all amendments and supplements thereto, and the furnishing to the Underwriters of such copies of each such document as the Underwriters may reasonably request; the fees of the rating agency that initially rates the Offered Securities; and any filing fees of the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate.

                           (h) Each Underwriting Agreement will specify a period of days beginning from each Effective Date during which neither WOAR nor any affiliate of WOAR will, without the Underwriters' prior written consent, enter into any agreement to offer or sell receivables or securities as identified in such Underwriting Agreement.

                           (i) So long as any of the Offered Securities are outstanding, WOAR will furnish to the Underwriters as soon as practicable after the end of the fiscal year, (i) all documents required to be distributed to securityholders of the Trust or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning WOAR filed with any government or regulatory authority that is otherwise publicly available.

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                           (j) On or before the Closing Date, WOAR and World
         Omni shall cause their computer records relating to the Receivables and the Receivables Files to be marked in such a manner as shall clearly indicate the Trust's absolute ownership of the Receivables, and from and after the Closing Date WOAR and World Omni shall not take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Sale and Servicing Agreement.

                           (k) To the extent, if any, that the rating provided with respect to the Offered Securities by the rating agency that initially rates the Offered Securities is conditional upon the furnishing of documents or the taking of any other actions by WOAR, WOAR shall, as soon as practicable, furnish such documents and take any such other actions.

                           (l) WOAR will file with the Commission any periodic reports concerning the Trust and the Offered Securities that are required by the Exchange Act.

                           (m) WOAR will timely file with the Commission on Form 8-K any documents concerning the Trust and the Offered Securities that are required by the Act.

                                       VI.

                  Conditions to the Obligations of the Underwriters. The obligation of the Underwriters of any Offered Securities under the Underwriting Agreement to purchase the Offered Securities shall be subject to the accuracy of the representations and warranties on the part of WOAR and World Omni contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of WOAR made in any certificates pursuant to the provisions hereof, to the performance by WOAR of its obligations hereunder and to the following additional conditions with respect to the Offered Securities:

                           (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York City time, on the day following the Effective Date; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and, if required, the Prospectus shall have been timely filed with the Commission pursuant to Rule 424(b) under the Act.

                           (b) The Underwriters shall have received from Cadwalader, Wickersham & Taft, counsel for WOAR and World Omni and such other counsels admitted in the appropriate jurisdictions acceptable to the Representative, favorable opinions, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters. Such opinions (a) may express reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to the Transaction Documents, (b) may assume the due authorization, execution, and delivery of the instruments and documents referred to therein by the parties thereto other than WOAR, World Omni and their respective affiliates, and (c) to the extent such opinion relates to law other than the laws of the State of New York and the federal laws of the United States, may rely on a favorable opinion of local counsel satisfactory to the Representatives, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters.

                           (c) Cadwalader, Wickersham & Taft and/or such other counsels will also deliver opinions to the Underwriters, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters with respect to certain insolvency and Uniform Commercial Code matters.

                           (d) For each State for which the Receivables constitute [__%] or more of the initial principal balance of a Receivables included in the Trust Fund, the Underwriters shall have received from legal counsel to WOAR admitted in the appropriate jurisdictions acceptable to the Representative, favorable opinions, dated the Closing Date and satisfactory in form and substance to the counsel for the Underwriters.

                           (e) The Underwriters shall have received from counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters, with respect to the issuance and sale of the Securities, certain matters with respect to the Registration Statement and the Prospectus and such other matters as the Underwriters may require.

                           (f) The Underwriters shall have received on the Closing Date, addressed to the Underwriters and dated the Closing Date, any opinion delivered to the rating agency or credit enhancer in connection with its rating of the Offered Securities.

                           (g) The Underwriters shall have received from counsel for the Trustee, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect set forth in Exhibit A.

                           (h) The Underwriters shall have received a favorable opinion addressed to the Underwriters from counsel for the third party credit enhancer, if any, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters.

                           (i) The Offered Securities shall be rated in [the highest category] by a nationally recognized rating agencies or such other category as shall be designated in the Underwriting Agreement. Further, subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change, in the rating accorded (i) the Offered Securities by any nationally recognized rating agency which rates the Offered Securities or (ii) any rated debt instrument issued by the third party credit enhancer, if any.

                           (j) WOAR and World Omni will enter into each Transaction Document to which it is a party at or before the Closing Date and, when delivered by

         WOAR and World Omni as the case may be, each such Transaction Document will have been duly authorized, executed, and delivered by such entity and will constitute the legal, valid, and binding agreement of such entity.

                           (k) Each of World Omni and WOAR shall have delivered to the Underwriters a certificate, dated the Closing Date, of the President or a Vice President to the effect that the signer of such certificate has carefully examined each Transaction Document and to the effect that: (i) the representations and warranties of such entity contained in such agreements are true and current in all material respects at and as of the Closing Date with the same effect as if made at the Closing Date, (ii) such entity has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date,
         (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such entity's knowledge threatened, (iv) there shall have been no material adverse change in the condition of such entity, from that set forth in the Registration Statement, (v) nothing has come to its attention that would lead it to believe that the Prospectus or Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) such entity has been duly incorporated or duly organized (as applicable) and is validly existing as a corporation or a limited liability company (as applicable) in good standing under the laws of the jurisdiction of its organization with corporate or requisite (as applicable) and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under each Transaction Document, (vii) each Transaction Document has been duly authorized, executed, and delivered by such entity, (viii) the fulfillment of the terms of each Transaction Document will not constitute a material breach of any term or provision of the charter or by-laws of such entity, or conflict with or constitute a material breach, violation, or acceleration of or a default under, the terms of any indenture or other material agreement or instrument to which such entity is a party, and
         (ix) such entity is not a party to, bound by, or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over such entity, that materially and adversely affects or would in the future materially and adversely affect the business, operations, or financial condition or the material properties or assets of such entity.

                           (l) The Underwriters shall have received from independent accountants of WOAR, one or two letters, one such letter dated the date of the Prospectus relating to such Offered Securities and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and a second letter, if necessary, dated the Closing Date, as to such matters as the Underwriters may reasonably request in form and substance satisfactory to the Underwriter and counsel to the Underwriters, provided by WOAR.

                           (m) All proceedings in connection with the transactions contemplated by the Offered Securities, each Transaction Document and all documents incident hereto or thereto shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates, opinions, and documents as the Underwriters may reasonably request.

                                      VII.

                  Reimbursement of Underwriters' Expenses. If the sale of any Offered Securities provided for in the Underwriting Agreement relating thereto is not consummated because any condition to the obligations of the Underwriters set forth in Article VI hereof is not satisfied or because of any refusal, inability, or failure on the part of WOAR or World Omni to perform any agreement herein or therein or comply with any provision hereof, other than by reason of a default by the Underwriters, WOAR and World Omni, jointly and severally, will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of such Offered Securities.

                                      VIII.

                  Indemnification and Contribution. (a) WOAR and World Omni, jointly and severally, agree to indemnify and hold harmless the Underwriters and each person who controls any Underwriter within the meaning of the Act or the Exchange Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which the Underwriters may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arise out of or are based upon any untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Prospectus (together with any supplement thereto) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, on the Effective Date, if not filed pursuant to Rule 424(b), and on the date of any filing pursuant to Rule 424(b) and on the Closing Date; and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that neither WOAR nor World Omni will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance on and in conformity with information furnished in writing to WOAR and/or World Omni as herein stated by or on behalf of the Underwriters specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability that WOAR and World Omni may otherwise have.

                  (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless WOAR and World Omni, its directors, each of WOAR's and World Omni's officers who sign the Registration Statement, and each person, if any, who controls WOAR and World Omni within the meaning of the Act, to the same extent as the foregoing indemnity from WOAR and World Omni to the Underwriters, but only insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, any Preliminary Prospectus or the Prospectus, as amended or supplemented, or any amendment or supplement thereto, in reliance on and in conformity with information furnished in writing to WOAR and/or World Omni as herein stated by or on behalf of the Underwriters specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs (a) or (b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm in addition to any local counsel for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by [Underwriter] in the case of parties indemnified pursuant to paragraph (a) of this Article VIII and by World Omni in the case of parties indemnified pursuant to paragraph (b) of this Article VIII. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 calendar days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Article VIII is unavailable to an indemnified party under paragraphs (a) or (b) of this
Article VIII or is insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by WOAR and/or World Omni on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of WOAR and World Omni on the one hand, and the Underwriters on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by WOAR and World Omni on the one hand, and the Underwriters on the other, in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by WOAR and World Omni bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of WOAR and/or World Omni on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by WOAR and/or World Omni or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) WOAR and World Omni and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article VIII are several, in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters (as defined in the Agreement Among Underwriters), and not joint.

                                       IX.

                  Termination. This Agreement and each Underwriting Agreement shall be subject to termination in your absolute discretion, by notice given to WOAR, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) the events specified in clause (a) singly or together with any other such event makes it, in your judgment, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                                       X.

                  Substitution Of and Default By An Underwriter. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase under the Underwriting Agreement relating thereto, and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates, the other Underwriters shall be obligated severally in the proportions which the amounts of such Offered Securities set forth opposite their names in such Underwriting Agreement bear to the aggregate principal amount of such Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of the Offered Securities which any Underwriter has agreed to purchase hereunder be increased pursuant to this
Article X by an amount in excess of one-ninth of such principal amount of such Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Offered Securities which it or they agreed to purchase hereunder and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates and arrangements satisfactory to the Representatives and WOAR for the purchase of such Offered Securities are not made within 36 hours after such default, such Underwriting Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of World Omni or WOAR. In any such case either the Representatives or WOAR shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Article X or any such termination shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement or such Underwriting Agreement.

                                       XI.

                  Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities, and other statements of WOAR or World Omni or on their behalf by its officers and the Underwriters set forth in or made pursuant to this Agreement and each Underwriting Agreement will remain in full force and effect, regardless of any investigation made by the Underwriters or on the Underwriters' behalf, WOAR or World Omni or any of the officers, directors, or controlling persons referred to in Article VIII hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections V(g), VII, and VIII hereof shall survive the termination or cancellation of this Agreement or any Underwriting Agreement.

                                      XII.

                  Notices. All communications hereunder or under any Underwriting Agreement will be in writing and effective only on receipt, mailed, delivered or sent by facsimile and reconfirmed by telephone to the following parties at the following addresses and telephone numbers:

World Omni Financial Corp.
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442
Attention: A. Tucker Allen
Telephone: (954-) 429-2200
Facsimile: (954) [________]

World Omni Auto Receivables LLC
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442
Attention: A. Tucker Allen
Telephone: (954-) 429-2200
Facsimile: (954) [________]

[Underwriter]
[--------]
Attention: [________]
Telephone: [________]
Facsimile: [________]

                                      XIII.

                  Successors. None of the obligations of WOAR or World Omni under this Agreement or any Underwriting Agreement may be assigned without the prior consent of the Representatives. Subject to the foregoing, this Agreement and each Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Article VIII hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

                                      XIV.

                  Applicable Law. This Agreement and each Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein. This Agreement and any Underwriting Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

                                       XV.

                  Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between WOAR and World Omni and you.

                                Very truly yours,

                                WORLD OMNI AUTO RECEIVABLES LLC

                                By:      World Omni Financial Corp.,
                                         as its sole member


                                By:  __________________________________
                                        Name:
                                        Title:

                                WORLD OMNI FINANCIAL CORP.

                                By:  _____________________________
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

[UNDERWRITER]

By: _______________________________
    Name:
    Title:

                                                                     EXHIBIT A

                       OPINION OF COUNSEL FOR THE TRUSTEE

                  (i) the Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate or other) and to enter into, and to take all action required of it under, the Indenture;

                  (ii) the Indenture has been duly authorized, executed, and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) the Trustee has duly executed the Offered Securities on behalf of the Trust;

                  (iv) the Trustee has duly authenticated and delivered the Offered Securities;

                  (v) the execution and delivery of the Indenture by the Trustee and the performance by the Trustee of its terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or (B) the Charter or By-laws of the Trustee; and

                  (vi) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Indenture or the performance by the Trustee of the terms of the Indenture.

                         WORLD OMNI AUTO RECEIVABLES LLC

                           WORLD OMNI FINANCIAL CORP.


                                       AND

                                  [UNDERWRITER]

                             UNDERWRITING AGREEMENT

                                       FOR

                   WORLD OMNI AUTO RECEIVABLES TRUST 200_-[ ]


                   AUTOMOBILE RECEIVABLES BACKED CERTIFICATES

                                  BACKED NOTES

[_________], 200_

                                                                        ANNEX I

                                                                  [_____], 200_

World Omni Financial Corp.
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442

World Omni Auto Receivables LLC
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442

Dear Sirs:

                  We understand that World Omni Auto Receivables LLC, a Delaware corporation ("WOAR"), proposes to sell $[______] aggregate amount of Securities designated "World Omni Auto Receivables Trust 200_-[ ], Auto Receivables Backed Securities," (the "Offered Securities"), issued by World Omni Auto Receivables Trust 200_-[ ]. The Offered Securities will consist of $[________] aggregate principal amount [Class A-1], [Class A-2], [Class A-3] and [Class A-4] Securities. Subject to the terms and conditions set forth in or incorporated by reference in this Underwriting Agreement (this "Agreement"), [we] [the Underwriters named on page __ of the copy of the Prospectus attached hereto as Annex A (such Underwriters being herein called the "Underwriters")] hereby agree severally and not jointly to purchase all of the Offered Securities. The price at which the Offered Securities are offered to the public, the underwriting discount on the Offered Securities and the purchase price at which we will purchase the Offered Securities are set forth on the following grid. [Accrued interest from _________ to the date of payment and delivery of the Offered Securities pursuant to the following paragraph will added to the purchase price].


=============================== ============================ ============================ ============================

                                      Price to Public           Underwriting Discount      Sale and Servicing Price
------------------------------- ---------------------------- ---------------------------- ----------------------------
Per Class A-1 Note                     [________]%                    [_____]%                  [______]%
------------------------------- ---------------------------- ---------------------------- ----------------------------

Per Class A-2 Note                     [________]%                    [_____]%                  [______]%
------------------------------- ---------------------------- ---------------------------- ----------------------------

Per Class A-3 Note                     [________]%                    [_____]%                  [______]%
------------------------------- ---------------------------- ---------------------------- ----------------------------

Per Class A-4 Note                     [________]%                    [_____]%                  [______]%
=============================== ============================ ============================ ============================


=============================== ============================ ============================ ============================
Total                                $[________]                    $[_____]                  $[______]
=============================== ============================ ============================ ============================


                  We will pay for the Offered Securities in immediately available funds upon delivery of the Offered Securities to or at the offices of [____________], or at such other location as shall be designated by [us] [the Underwriters], at 1:00 P.M. (New York time) on [_____], 200_, or at such other time, not later than [________], 200_, as shall be designated by [us] [the Underwriters] (such time, the "Closing Date").

                  Pursuant to Article V(h) of the Standard Provisions (as defined below), during a period of 60 calendar days from the date hereof, neither WOAR nor any affiliate of WOAR will, without [our] [the Underwriters] prior written consent, enter into any agreement to offer or sell the Offered Securities.

                  Notwithstanding Article V(g) of the Standard Provisions (as defined below), WOAR shall pay the fees of the Underwriter's counsel only in an amount up to $[_____] and the blue sky fees of the Underwriter's counsel only in an amount up to $[______].

                  The Offered Securities shall have the terms set forth in the copy of the Prospectus attached hereto as Annex A and shall conform in all material respects to the description thereof contained in such Prospectus.

                  All the provisions contained in that certain Underwriting Agreement Standard Provisions for World Omni Auto Receivables Trust 200_-[ ], Auto Receivables Backed Securities, dated [_____], 200_ (the "Standard Provisions"), by and among World Omni Financial Corp., WOAR and [Underwriter], a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. All references to the "Underwriters," the "several Underwriters" or the "Representative" in the Standard Provisions shall be deemed to refer to [Underwriter], the sole Underwriter hereunder.

                  Please confirm your agreement by having authorized officers sign a copy of this Agreement in the spaces set forth below and returning the signed copy to us.

                                         Very truly yours,

                                         [UNDERWRITER],
                                         as Underwriter

                                         By: ___________________________________
                                             Name:
                                             Title:

Accepted: [_______], 200_


                                         WORLD OMNI FINANCIAL CORP.


                                         By: ___________________________________
                                             Name:
                                             Title:

                                     ANNEX A

                              [Copy of Prospectus]